UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2009

TIME WARNER CABLE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33335	84-1496755
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

One Time Warner Center, North Tower, New York, New York 10019
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 364-8200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On January 7, 2009, Time Warner Cable Inc. (“Time Warner Cable”) issued a press release stating that it expects to incur a noncash impairment charge on certain of its indefinite-lived intangible assets in the fourth quarter of 2008. A copy of Time Warner Cable’s press release is attached as Exhibit 99.1 to this report. Time Warner Cable does not intend for this Item 2.02 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

99.1	Press release issued January 7, 2009 by Time Warner Cable Inc. and furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER CABLE INC.
By:	/s/ Robert D. Marcus
Name: Robert D. Marcus Title: Senior Executive Vice President and Chief Financial Officer

Date:	January 7, 2009

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued January 7, 2009 by Time Warner Cable Inc. and furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”